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                                                                   EXHIBIT 10.15

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITY ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE TRANSFERRED UNLESS THE COMPANY HAS RECEIVED A WRITTEN OPINION FROM COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY STATING THAT SUCH TRANSFER IS BEING MADE IN COMPLIANCE WITH ALL APPLICABLE FEDERAL AND STATE SECURITIES LAWS. THE TRANSFER OF THE SECURITIES REPRESENTED BY THIS INSTRUMENT IS SUBJECT TO TRANSFER RESTRICTIONS, OBLIGATIONS AND OTHER CONDITIONS SPECIFIED IN THE SECOND AMENDED AND RESTATED SHAREHOLDER AGREEMENT DATED AS OF NOVEMBER 4, 1997, AND AS AMENDED FROM TIME TO TIME, AMONG THE COMPANY AND ITS SHAREHOLDERS.

NO. WB-__

                   SERIES B PREFERRED STOCK PURCHASE WARRANT

           To Subscribe for and Purchase Series B Preferred Stock of

                               TOTAL SPORTS INC.

     THIS CERTIFIES that, for value received, [___________________], or registered permitted assigns, is the owner of ______ Warrants (subject to adjustment in accordance with the provisions hereof), each of such Warrants entitling such Holders to subscribe for and purchase from TOTAL SPORTS INC., a Delaware corporation (the "Company"), at the price of $4.492 per share (the
                           -------
"Exercise Price"), at any time commencing on the date hereof until 5:00 p.m.,
---------------
Charlotte, North Carolina time, on [10 years from date of grant] (the "Exercise
                                                                       --------
Period"), one fully paid and nonassessable share (the "Exercise Rate") of the
------                                                 -------------
Company's Series B Convertible Preferred Stock, par value $4.492 per share (the "Series B Preferred Stock") (subject to adjustment as noted below) per each
 ------------------------
Warrant. This Series B Preferred Stock Purchase Warrant shall be referred to herein as the "Series B Preferred Stock Purchase Warrant," and the Warrants
               -----------------------------------------
represented by this Series B Preferred Stock Purchase Warrant shall be referred to herein as "Warrants." This Series B Preferred Stock Purchase Warrant is
              --------
subject to the following provisions, terms and conditions.

     Section 1. Definitions. Unless otherwise defined herein, capitalized terms used herein shall have the meaning given such terms below. Capitalized terms used herein and not defined shall have the meanings set forth in the Note and Warrant Purchase Agreement (as defined below).

          "Additional Shares of Common Stock" shall mean the following but shall
           ---------------------------------
     not include the Excluded Shares: (i) all Common Stock of the Company, (ii) all Series B Preferred Stock, (iii) any additional class of stock having the right to dividends, preferences or distributions on liquidation, which may be authorized in the future by
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     amendment to the Company's articles of incorporation, (iv) any debt or equity security which has or may be issued in lieu of or in substitution or exchange for any of the foregoing or which has or may be issued upon the exercise, exchange or conversion of any of the foregoing by its terms, and
     (v) any debt or equity security which has or may be issued by a third party in lieu of or in substitution for any of the foregoing as a result of any merger of the Company into such third party.

          "Appraised Market Value" shall mean the market value of the Common
           ----------------------
     Stock as agreed by the Company and the Holder hereof, or if the Company and the Holder cannot agree, as determined by a valuation by an investment banking company suitable to the Company and the Holder. In the event the parties cannot agree on an investment banking company to perform the valuation described above, the Company and the Holder shall each select an investment banking company and the two investment banking companies so selected shall select a third investment banking company which shall determine the market value. In determining the Appraised Market Value of the Common Stock, no discount shall be applied because the shares of Common Stock held by the Holders (i) have not been registered under the Securities Act, or (ii) represent a minority interest in the Company. The fees and expenses of the investment banking companies shall be borne by the Company.

          "Convertible Securities" shall mean evidences of indebtedness, shares
           ----------------------
     of stock or other securities which are convertible into or exchangeable, with or without payment of additional consideration, for Additional Shares of Common Stock.

          "Excluded Shares" shall mean shares of Series B Preferred Stock or
           ---------------
     Common Stock (as applicable) issued or to be issued upon exercise of any warrants issued by the Company for Series B Preferred Stock and shares of Common Stock issued or to be issued upon exercise of options issued pursuant to the option plan in existence on the date of closing or approved by the Board of Directors at any time subsequent thereto.

          "Holder" or "Holders" shall mean [____________] and any registered
           ------      -------
     permitted assignee thereof.

          "Market Price" of a share of Series B Preferred Stock or Common Stock
           ------------
     (as applicable) on any day shall mean the average closing price of a share of Series B Preferred Stock or Common Stock (as applicable) for the 30 consecutive trading days preceding such day on the principal national securities exchange or NASDAQ National Market System on which the shares of Common Stock are listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, the average of the reported closing bid and asked prices during such 30 trading day period in the over-the-counter market as furnished by the national Quotation Bureau, Inc., or, if the shares of Series B Preferred Stock or Common Stock (as applicable) are not publicly traded, the Appraised Market Value; provided,
                                                                      --------
     however, that the "Market Price" for a share of Series B Preferred Stock of
     -------
     Common Stock (as applicable) sold pursuant to a public offering by

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     the Company shall be deemed to be the price received by the Company for such share; and provided further that in no event shall "Market Price" be
                     -------- -------
     deemed to be less than $4.492 per share (subject to proportional adjustment upon the occurrence of any event specified in subparagraph 2(b)(i) or 2(b)(ii)).

          "Note and Warrant Purchase Agreement" shall mean that certain Note and
           -----------------------------------
     Warrant Purchase Agreement by and among the Company and the purchasers listed therein dated as of the date hereof.

          "Notice of Exercise" shall mean a notice which states (i) the number
           ------------------
     of Warrants a Holder intends to exercise, (ii) the persons (who must be permitted assigns) (the "Recipients") who shall receive the shares of stock
                              -----------
     and by the Warrants to be exercised, (iii) the addresses of Recipients, and
     (iv) the number of certificates to be issued to represent the shares of stock issued as a result of the exercise of Warrants.

          "Person" shall mean an individual, a trust, an estate, a domestic
           ------
     corporation, a foreign corporation, a partnership, a limited partnership, a limited liability company, a foreign limited liability company, an unincorporated association, or other entity.

          "Securities Act" shall mean the Securities Act of 1933, as amended and
           --------------
     the regulations promulgated thereunder.

     Section 2.  Exercise of Warrants.

          (a) The Warrants may be exercised by the Holders, in whole or in part from time to time after the Closing (the "Exercise Period") and during the
                                               ---------------
     Exercise Period by the surrender of this Series B Preferred Stock Purchase Warrant at, and delivery of a Notice of Exercise to, the offices of the Company at the address set forth in the Note and Warrant Purchase Agreement, or such other office or agency of the Company in the United States as the Company may designate by notice in writing at any time during the Exercise Period, accompanied by payment to the Company of the Exercise Price for the number of shares for which the Warrants are then being exercised. The Exercise Price shall be payable, at the option of the Holder, (i) by certified or bank check, (ii) by cancellation of indebtedness owed by the Company to the Holders in an amount equal to the Exercise Price or (iii) by the surrender of that certain number of Warrants having a Market Price equal to the Exercise Price. The Company agrees that the shares so purchased shall be deemed to be issued to the Holder as the record owner of such shares as of the close of business on the date of exercise of the Warrants. Duly executed certificates for the shares of stock so purchased shall be delivered to the Holder hereof within five business days after such exercise. Unless this Series B Preferred Stock Purchase Warrant has expired or been exercised in full, a notation on this Series B Preferred Stock Purchase Warrant stating the number of shares exercised shall be made by the Company and this Series B Preferred Stock Purchase Warrant shall then be returned to the Holder within five business days. The issuance of certificates for shares of Series B

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     Preferred Stock upon the exercise of this Warrant shall be made without charge to the Holder for any cost or expense (including any original issue or transfer tax and excluding any income taxes of the Holder).

          (b) The Exercise Price and Exercise Rate shall be subject to the following adjustments:

               (i) If, at any time during the Exercise Period, the Company shall declare and pay on the Series B Preferred Stock or the Common Stock (as applicable) a dividend or other distribution payable in shares of Series B Preferred Stock or the Common Stock (as applicable), the Exercise Rate in effect at the time of taking of a record for such dividend shall be proportionately increased so that the Holder shall be entitled to receive the number of shares of Series B Preferred Stock or the Common Stock (as applicable) which such Holder would have owned or been entitled to receive after the declaration and payment of such dividend or other distribution if the Warrants had been exercised immediately prior to the record date for the determination of shareholders entitled to receive such dividend or other distribution, and the Exercise Price shall be proportionately decreased so that the aggregate Exercise Price payable upon exercise in full of the Warrants shall remain the same.

               (ii) If the Company shall subdivide the outstanding shares of Series B Preferred Stock or the Common Stock (as applicable) into a greater number of shares, or combine the outstanding shares of Series B Preferred Stock or the Common Stock (as applicable) into a lesser number of shares, or issue by reclassification of its shares of Series B Preferred Stock (as applicable) or the Common Stock, any other shares of the Company's capital stock, the Exercise Rate in effect immediately prior thereto shall be proportionately adjusted so that the Holder shall be entitled to receive the number of shares of Series B Preferred Stock or the Common Stock (as applicable) or such other shares which such Holder would have owned or been entitled to receive after the happening of any of the events described above if the Warrants had been exercised immediately prior to the happening of such event on the day upon which such subdivision, combination or reclassification, as the case may be, becomes effective, and the Exercise Price shall be proportionately adjusted so that the aggregate Exercise Price payable upon exercise in full of the Warrants represented by this Series B Preferred Stock or the Common Stock Purchase Warrant (as applicable) shall remain the same.

               (iii) If the Company shall issue (other than as provided in subparagraph 2(b)(i) or 2(b)(ii) and other than Excluded Shares) or sell any Additional Shares of Common Stock for a consideration per share less than the Market Price, then at the time of such issuance or sale the Exercise Rate shall be adjusted to the number determined by multiplying the Exercise Rate in effect immediately prior to such issuance or sale by a fraction, the numerator of which shall be the number of

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          shares of Common Stock outstanding (including Excluded Shares), whether issued or issuable upon conversion or exercise, immediately prior to the issuance or sale of such Additional Shares of Common Stock plus the number of such Additional Shares of Common Stock so issued or sold, and the denominator of which shall be the number of shares of Common Stock outstanding (including Excluded Shares), whether issued or issuable upon conversion or exercise, immediately prior to the issuance or sale of such Additional Shares of Common Stock plus the number of shares of Common Stock which the aggregate consideration for such Additional Shares of Common Stock so issued or sold would purchase at a consideration per share equal to the Market Price. The Exercise Price shall be appropriately adjusted by multiplying the Exercise Price at the close of business on the date of such issuance or sale by the reciprocal of the fraction described above.

               (iv) If the Company shall issue (other than as provided in paragraph 2(b)(i) or 2(b)(ii) and other than Excluded Shares) or sell any warrants, options or other rights entitling the Holders thereof to subscribe for or purchase either Additional Shares of Common Stock or Convertible Securities, and the consideration per share for which Additional Shares of Common Stock may at any time thereafter be issuable pursuant to such warrants, options or other rights or such Convertible Securities (when added to the consideration per share of Series B Preferred Stock or Common Stock (as applicable), if any, received for such warrants, options or other rights), shall be less than the Market Price then in effect, then the Exercise Rate shall be adjusted to the number determined by multiplying the Exercise Rate in effect immediately prior to such issuance or sale by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding (including Excluded Shares), whether issued or issuable upon conversion or exercise, immediately prior to the issuance or sale of such warrants, options or other rights plus the number of additional shares of Series B Preferred Stock or Common Stock (as applicable) issuable upon the exercise of such warrants, options or other rights, and of which the denominator shall be the number of shares of Common Stock outstanding (including Excluded Shares), whether issued or issuable upon conversion or exercise, immediately prior to the issuance or sale of such warrants, options or other rights plus the number of shares which the aggregate offering price of the total number of Additional Shares of Common Stock so offered (when added to the consideration per share of Common Stock, if any, received for such warrants, options or other rights) would purchase at the Market Price then in effect. The Exercise Price shall be appropriately adjusted by multiplying the Exercise Price at the close of business on the date of such issuance or sale by the reciprocal of the fraction described above.

               (v) If the Company shall issue (other than as provided in subparagraph 2(b)(i) or 2(b)(ii) and other than Excluded Shares) or sell Convertible Securities and the consideration per share for which Additional Shares of Common Stock may at any time thereafter be issuable pursuant to the terms of such Convertible

          Securities shall be less than the Market Price then in effect, then the Exercise Rate shall be adjusted to the number determined by multiplying the Exercise Rate in effect immediately prior to such issuance or sale by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding (including Excluded Shares), whether issued or issuable upon conversion or exercise, immediately prior to the issuance or sale of such Convertible Securities plus the number of Additional Shares of Series B Preferred Stock or Common Stock (as applicable) issuable upon the exercise of such Convertible Securities, and of which the denominator shall be the number of shares of Common Stock outstanding (including Excluded Shares), whether issued or issuable upon conversion or exercise, immediately prior to the issuance or sale of such Convertible Securities plus the number of shares which the aggregate conversion or exercise price of the total number of Additional Shares of Common Stock so offered would purchase at the Market Price then in effect. The Exercise Price shall be appropriately adjusted by multiplying the Exercise Price at the close of business on the date of such issuance or sale by the reciprocal of the fraction described above. No adjustment of the Exercise Rate shall be made under this subparagraph 2(b)(v) upon the issuance of any Convertible Securities which are issued pursuant to the exercise of any warrants, options or other rights, if such adjustment shall previously have been made upon the issuance of such warrants, options or other rights pursuant to subparagraph 2(b)(iv).

               (vi) For the purposes of subparagraphs 2(b)(iii), 2(b)(iv) and 2(b)(v), the date as of which the Market Price shall be computed shall be the earlier of (c) the date on which the Company shall enter into a firm contract for the issuance of such Additional Shares of Common Stock, warrants, options or other rights or Convertible Securities, and (y) the date of the actual issuance of such Additional Shares of Common Stock, warrants, options or other rights or Convertible Securities.

               (vii) No adjustment of the Exercise Rate shall be made under subparagraph 2(b)(iii) upon the issuance of any Additional Shares of Common Stock which are issued pursuant to the exercise of any warrants, options or other rights or pursuant to the conversion of Convertible Securities, if such adjustment shall previously have been made upon the issuance of such warrants, options or other rights or Convertible Securities, pursuant to subparagraphs 2(b)(iv) or 2(b)(v).

               (viii) If any warrants, options or other rights (or any portion thereof) which shall have given rise to an adjustment pursuant to subparagraph 2(b)(iv) or conversion or exchange rights pursuant to Convertible Securities which shall have given rise to an adjustment pursuant to subparagraph 2(b)(v) shall have expired or terminated without the exercise thereof, or if by reason of the terms of such warrants, options or other rights or Convertible Securities there shall have been an increase or increases, with the passage of time or otherwise, in the exercise or conversion price thereof, then the Exercise Rate hereunder shall be readjusted (but to no greater extent than originally adjusted) on the basis of (x) eliminating from the computation of any Additional Shares of Common Stock shares of Series B Preferred Stock or Common Stock (as applicable) attributable to such warrants, options or other rights or conversion or exchange rights as shall have expired or terminated, and (y) treating the Additional Shares of Common Stock, if any, actually issued pursuant to the previous exercise of such warrants, options or other rights or conversion or exchange rights pursuant to any Convertible Securities as having been issued for the consideration actually received and receivable therefor. In the event of any such readjustment, an appropriate adjustment shall be made to the Exercise Price.

               (ix) (A) In any such case covered by this paragraph 2(b), in determining the amount of consideration received by the Company as a result of the issuance of Additional Shares of Common Stock, Convertible Securities or warrants, options or other rights to purchase any such Additional Shares of Common Stock, if the consideration is in whole or in part consideration other than cash, the amount of the consideration shall be deemed to be the fair value of such consideration as reasonably determined by the board of directors of the Company. If Additional Shares of Common Stock shall be issued as part of a unit with warrants, options or other rights, then the amount of consideration for the warrants, options or other rights shall be deemed to be the amount reasonably determined by the board of directors of the Company.

                     (B) In case any Additional Shares of Common Stock, Convertible Securities or any options, warrants or other rights to purchase such Additional Shares of Common Stock or Convertible Securities shall be issued in connection with any merger or consolidation in which the Company is the surviving corporation, the amount of consideration therefor shall be deemed to be the fair value, as reasonably determined by the board of directors of the Company, of such portion of the assets and business of the nonsurviving corporation or corporations as the board shall determine to be attributable to such Additional Shares of Common Stock, Convertible Securities or warrants, options or other rights to purchase such Additional Shares of Common Stock or Convertible Securities.

               (x) If a purchase, tender or exchange offer is made to and accepted by a majority of the outstanding shares of Common Stock, the Company shall not effect any consolidation, merger or sale with the Person having made such offer or with any affiliate of such Person, unless prior to the consummation thereof the Holders shall have been given a reasonable opportunity to elect to receive, upon exercise or exchange of the Warrants either the stock, securities, cash or assets then issuable with respect to the Series B Preferred Stock or Common Stock (as applicable) or the stock, Securities, cash or assets issued to previous Holders of the Series B Preferred Stock or Common Stock (as applicable) in accordance with such offer, or the equivalent thereof.

               (xi) If a state of facts shall occur which, without being specifically controlled by the provisions of this paragraph 2(b), would not fairly protect the exercise rights of the Holders in accordance with the essential intent and principles of such provisions, then the board of directors of the Company shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect those Warrant rights.

               (xii) Whenever the Exercise Rate and Exercise Price shall be adjusted pursuant to this paragraph 2(b), the Company shall deliver to each Holder a written notice setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated (including a description of the basis on which the board of directors of the Company determined the fair value of any consideration other than cash pursuant to subparagraph 2(b)(ix)) and specifying the new Exercise Rate and Exercise Price. All calculations under this paragraph 2(b) shall be made to the nearest one-one hundredth of a share.

               (xiii) The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued shares of Series B Preferred Stock or Common Stock (as applicable), solely for the purpose of effecting the exercise of the Warrants, the full number of shares of Series B Preferred Stock or Common Stock (as applicable) then deliverable upon the exercise of the Warrants. The Company shall take at all times such corporate action as shall be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Series B Preferred Stock or Common Stock (as applicable) upon the exercise of the Warrants in accordance with the provisions hereof, free from all taxes, liens, charges and security interests. The Company represents and warrants to the Holders that the shares of Series B Preferred Stock or Common Stock (as applicable) issuable upon the exercise of the Warrants will, when issued, be duly authorized, validly issued, fully paid and nonassessable. The Company will, at its expense, use its best efforts to cause such shares to be listed (subject to issuance or notice of issuance) on all stock exchanges, if any, on which the Company's Series B Preferred Stock or Common Stock (as applicable) may become listed.

               (xiv) In case the Company shall effect a reorganization, shall merge with or consolidate into another corporation, or shall sell, transfer or otherwise dispose of all or substantially all its property, assets or business and, pursuant to the terms of such reorganization, merger, consolidation or disposition of assets, shares of stock or other securities, property or assets of the Company, successor or transferee or other third party or cash are to be received by or distributed to the holders of Series B Preferred Stock or Common Stock (as applicable), then the Holder of this Series B Preferred Stock Purchase Warrant shall have the right thereafter to receive, upon subsequent exercise of the Warrants by this Series B Preferred Stock Purchase Warrant, the number of shares of stock or other securities, property or assets of the Company, successor or transferee or other third party thereof or cash receivable upon or as a result of such reorganization, merger, consolidation or disposition of assets by a holder of the number of shares of Series B Preferred Stock or Common Stock (as applicable) equal to the number of shares of Series B Preferred Stock or Common Stock (as applicable) issuable to the Holder of this Series B Preferred Stock Purchase Warrant, if the Warrants represented by this Series B Preferred Stock Purchase Warrant had been exercised immediately prior to such event. The provisions of this subparagraph 2(b)(xiv) shall similarly apply to successive reorganizations, mergers, consolidations or dispositions of assets.

               (xv) No fractional shares of Series B Preferred Stock or Common Stock (as applicable) or scrip representing fractional shares of Series B Preferred Stock or Common Stock (as applicable) shall be issued upon any exercise of this Series B Preferred Stock Purchase Warrant, but, in lieu thereof, there shall be paid an amount in cash equal to the same fraction of the Market Price of a whole share of Series B Preferred Stock or Common Stock (as applicable) on the business day preceding the day of exercise.

               (xvi) The Exercise Rate shall be adjusted so that this Warrant shall be exercisable in an amount equal to that number of Series B Preferred Stock or Common Stock (as applicable) equal to the quotient of 15% of the principal and interest due under the Company's 10% Convertible Promissory Note dated the date hereof payable to the Holder thereof (the "Note") on the earlier of the date the Note is due and payable or the date of conversion (as provided therein) divided by the price per share in the next Venture Capital Financing (as defined below); provided, however, that such adjustment shall not reduce the
                  --------  -------
          amount of Warrants hereunder to less than __________ shares (subject to adjustment for stock splits, stock dividends and the like). For purposes of this Warrant, a "Venture Capital Financing" shall mean (i)
                                       -------------------------
          the Company's sale of Securities to venture capital, institutional or private investors in which at least $3,000,000 in gross cash proceeds are received by the Company (including proceeds resulting from the conversion of the Note) and (ii) the terms and conditions of such sale of Securities being reasonably satisfactory to the Holder.

               (xvii) Notwithstanding any other provision of this Section 2(b), the provisions of paragraphs 2(b)(iii), 2(b)(iv), 2(b)(v), 2(b)(vi), 2(b)(vii), 2(b)(viii) and 2(b)(ix) shall only apply to adjustments of the Exercise Price and Exercise Rate in connection with the exercise of this Series B Preferred Stock Purchase Warrant for Common Stock; provided, however, that such subparagraphs
          --------  -------
          described above shall also apply to an exercise of this Series B Preferred Stock Purchase Warrant for Series B Preferred Stock if the Holder is not afforded the anti-dilution protections attributable to such Series B Preferred Stock set forth in the Company's articles of incorporation.

     Section 3. Dividends and Distributions. For so long as any part of this Series B Preferred Stock Purchase Warrant remains outstanding and unexercised, the Company will, upon the declaration of a cash dividend upon its Series B Preferred Stock or Common Stock (as applicable) or other distribution to the Holders of its Series B Preferred Stock or Common Stock (as applicable) and at least 30 days prior to the record date, notify the Holder hereof of such declaration, which notice will contain, at a minimum, the following information:
(a) the date of the declaration of the dividend or distribution, (b) the amount of such dividend or distribution, (c) the record date of such dividend or distribution, (d) the payment date or distribution date of such dividend or distribution, and (e) the Company's best estimate of the frequency and amount of cash dividends or other distributions to be paid or made in each of the succeeding three years. The Holders shall, upon the exercise hereof, be entitled to receive, in addition to the number of shares of Series B Preferred Stock or Common Stock (as applicable) receivable thereupon, and without payment of any additional consideration therefor, the amount of such other or additional securities or other property (other than cash) of the Company which such Holders would hold on the date of such exercise had it been the holder of record of such Series B Preferred Stock or Common Stock (as applicable) on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional securities or other property receivable by it as aforesaid during such period, giving effect to all adjustments pursuant to Section 2.

     Section 4. Conversion or Redemption of Series B Preferred Stock. If at the time of any exercise of this Warrant there are no other shares of Series B Preferred Stock outstanding (such shares having been converted), this Warrant shall be exercisable for Common Stock of the Company instead of Series B Preferred Stock in the same amounts, for the same prices and on the same terms, and all references herein to "Series B Preferred Stock" shall be changed to refer to "Common Stock."

     Section 5. Reservation of Stock. The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Series B Preferred Stock (or Common Stock, in the event the Company's articles of incorporation do not authorize sufficient shares of Series B Stock) upon the exercise of this Warrant.

     Section 6. Transfer of Warrants. This Series B Preferred Stock Purchase Warrant and all rights hereunder are transferable to permitted assigns pursuant to the Second Amended and Restated Shareholder Agreement, in whole or in part, at the office or agency of the Company referred to in paragraph 7 hereof, by the Holder hereof in person or his duly authorized attorney, upon surrender of this Series B Preferred Stock Purchase Warrant properly endorsed.

     Section 7.  Exercise of Warrants.  This Series B Preferred Stock
Purchase Warrant is exchangeable, upon the surrender hereof by the Holder hereof at the office of the Company, for new Series B Preferred Stock Purchase Warrants of like tenor representing in the aggregate the right to subscribe for and purchase the number of shares which may be subscribed for and purchased hereunder.

     Section 8. Remedies. In the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Series B Preferred Stock Purchase Warrant remedies at law are not and will not be adequate for the Holders, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

     Section 9. Notices. Except as otherwise provided herein, any notices hereunder shall be deemed to have been received (a) when delivered, if personally delivered or sent via facsimile, or (b) one day following delivery to a nationally recognized overnight courier or (c) on the third business day following the date on which the piece of mail containing such communication is posted, if sent by certified or registered mail, return receipt requested, in each case addressed, if given to the Company, to the principal office of the Company, Attention: President, or, if given to a Holder, addressed to such Holder at his address as the same shall appear on the books of the Company.

     Section 10. Governing Law. This Series B Preferred Stock Purchase Warrant shall be governed by and construed in accordance with the laws of the State of North Carolina.

     Section 11. Headings. The headings of the Sections of this Series B Preferred Stock Purchase Warrant are inserted for convenience only and shall not be deemed to constitute a part hereof.

     Section 12. Severability. If any provision or any portion of any provision of this Series B Preferred Stock Purchase Warrant shall be held to be void or unenforceable, the remaining portions of this Series B Preferred Stock Purchase Warrant shall continue in full force and effect.

     Section 13. Amendments. This Series B Preferred Stock Purchase Warrant and any term or provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by both the Company and the Holder hereof.

              [Remainder of this page intentionally left blank.]

     IN WITNESS WHEREOF, the Company has caused this Series B Preferred Stock Purchase Warrant to be signed by one of its duly authorized officers under its corporate seal and attested, and this Series B Preferred Stock Purchase Warrant to be dated as of June ____, 1998.


                                    COMPANY:

ATTEST:                             TOTAL SPORTS INC.,
                                    a Delaware corporation

_________________________           By:___________________________
Name:____________________           Name:_________________________
Title:___________________           Title:________________________

(Corporate Seal)

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

                                 PURCHASE FORM
                                 -------------


                                                              Dated _____, 19___


     The undersigned hereby irrevocably elects to exercise the within Warrant in order to purchase shares of Series B Preferred Stock or Common Stock (as applicable) issuable hereunder and hereby (circle one):

     1. makes payment of $______________ in payment of the Exercise Price thereof;

     2. elects to surrender the number of Warrants having a Market Price equal to the Exercise Price.

                                   _________


                                ASSIGNMENT FORM
                                ---------------

     FOR VALUE RECEIVED, _____________________________________ hereby sells, assigns and transfers unto

Name:________________________________________________________________
                    (please type or print in block letters)

Address:_____________________________________________________________

its rights to purchase __________ shares of Series B Preferred Stock or Common Stock (as applicable) as represented by this Warrant and does hereby irrevocably constitute and appoint ______________________________, Attorney, to transfer the same on the books of the Company, with full power of substitution in the premises.


Date _____________,19___

                              Signature_______________________________

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